EXHIBIT 10.61

FOURTH AMENDMENT TO CREDIT AGREEMENT AND MODIFICATION OF NOTE AND OTHER LOAN DOCUMENTS

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND MODIFICATION OF NOTE AND OTHER LOAN DOCUMENTS (this "Amendment") is executed on November 7, 2022 (the "Amendment Effective Date"), by and among HCI GROUP, INC., a Florida corporation ("Borrower"), the Guarantors party hereto, and FIFTH THIRD BANK, NATIONAL ASSOCIATION ("Lender").

BACKGROUND

A.
Lender previously made available to Borrower a revolving line of credit loan (the "Loan") in the principal amount of up to Sixty-Five Million and No/100 Dollars ($65,000,000.00), as evidenced by that certain Promissory Note dated December 5, 2018, in the original principal amount of $65,000,000.00, made by Borrower to the order of Lender (together with all renewals, amendments, modifications, increases and extensions thereof, the "Note").

B.
The Note was issued pursuant to that certain Credit Agreement dated December 5, 2018 by and among Borrower, the Guarantors from time to time party thereto and Lender, as amended by that certain First Amendment to Credit Agreement dated February 28, 2019, that certain Joinder, Second Amendment to Credit Agreement and Modification of Other Loan Documents with an effective date of December 31, 2020 and that certain Third Amendment to Credit Agreement with an effective date of March 31, 2021 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), and secured by, among other things, the security interests granted pursuant to that certain Security and Pledge Agreement dated December 5, 2018 by and among Borrower, the other obligors from time to time party thereto and Lender.

C.
Borrower and Lender have agreed to amend the Note, the Credit Agreement and the other Loan Documents to decrease the maximum principal amount of the Loan from $65,000,000.00 to $50,000,000.00 and to make certain other amendments as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the parties mutually agree as follows:

1.
Recitals; Defined Terms. The foregoing recitals are true and correct and are incorporated herein by this reference. Unless otherwise defined herein, all capitalized terms have the same meanings provided in the Credit Agreement.

2.
Revolving Line of Credit Amount. The amount of the Loan is hereby reduced from $65,000,000.00 to $50,000,000.00, and the Loan Documents are hereby amended to reflect such reduction in the amount of the Loan. The Note is hereby amended by deleting any and all references to "Sixty-Five Million and 00/100 Dollars ($65,000,000.00)" and "$65,000,000.00" and replacing them with "Fifty Million and 00/100 Dollars ($50,000,000.00)" and "$50,000,000.00"

respectively.

3.
Modifications to Loan Documents.

(a)
The definition of "Revolving Commitment" in Section 1.1 of the Credit Agreement is hereby amended to replace "$65,000,000.00" with "$50,000,000.00".

(b)
Section 6.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.2 Debt-To-Capital Ratio. Permit Borrower’s Debt-To-Capital Ratio to be greater than 67.5% at the end of the Fiscal Quarter ending September 30, 2022 or at the end of any Fiscal Quarter thereafter.

(c)
All references in the Credit Agreement and the other Loan Documents to the notice addresses for Lender are hereby amended to read as follows:

Fifth Third Bank, National Association

38 Fountain Square Plaza

MD 1090RF

Cincinnati, Ohio 45202

Attention: Michael Schaltz, Managing Director & SVP

Email: Michael.Schaltz@53.com

With a copy to:

Fifth Third Bank, National Association

222 South Riverside Plaza

Chicago, Illinois 60606

Attn: Dave Meier

Email: david.meier@53.com

And a copy to:

Bradley Arant Boult Cummings LLP

100 N. Tampa Street, Suite 2200

Tampa, Florida 33602

Attn: Stephanie Kane

Email: skane@bradley.com

1.
Waiver. Lender hereby waives Borrower's compliance with the Maximum Debt to Capital Ratio requirement (the "Maximum Debt to Capital Ratio Requirement") set forth in Section 6.2 of the Credit Agreement for the period ending September 30, 2022. This waiver shall not be deemed to constitute or be interpreted as a waiver of compliance with respect to the Maximum Debt to Capital Ratio Requirement after September 30, 2022.

2.
Representations and Warranties. Borrower and Guarantors hereby represent, covenant and warrant to Lender as follows:
(a)
The representations and warranties in the Loan Documents are true and correct in all material respects as of the date hereof.
(a)
There is currently no Default or Event of Default under the Loan Documents, and none of Borrower or Guarantors have knowledge of any event or circumstance that with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Loan Documents.
(b)
The Loan Documents are in full force and effect and, following the execution and delivery of this Amendment, the Loan Documents continue to be the legal, valid and binding obligations of Borrower and Guarantors, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, other debtor relief laws and general principles of equity.
(c)
There has been no material adverse change in the financial condition of Borrower, Guarantors or any other party whose financial statement has been delivered to Lender in connection with the Loan from the date of the most recent financial statement received by Lender.
(d)
As of the date hereof, none of Borrower or any of the Guarantors has any claims, counterclaims, defenses or set-offs with respect to the Loan or the Loan Documents, as modified herein.
(e)
Borrower and each Guarantor validly exists under the laws of their respective states of formation or organization and have the requisite power and authority to execute and deliver this Amendment and to perform the Loan Documents, as modified herein. The execution and delivery of this Amendment by Borrower and Guarantors and the performance by Borrower and Guarantors of the Loan Documents, as modified herein, have been duly authorized by all requisite action by or on behalf of Borrower and Guarantors. This Amendment has been duly executed and delivered on behalf of Borrower and Guarantors.
3.
Reaffirmation. Each of Borrower and each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Loan Documents, (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the liens granted in or pursuant to the Loan Documents and (v) affirms that each of the liens granted in or pursuant to the Loan Documents are valid and subsisting.
4.
Loan Fees and Expenses. As a condition precedent to Lender's agreement to enter into this Amendment, Borrower hereby agrees to pay Lender on the Amendment Effective Date a loan amendment fee in the amount of $25,000.00 and all actual out-of-pocket costs and expenses incurred by Lender in connection with this Amendment, including, without limitation, reasonable attorneys' fees and expenses.

5.
Release of Claims. Borrower, Guarantors, and any other obligors, on behalf of themselves and their respective successors and assigns (collectively and individually, "Borrower Parties"), hereby fully, finally and completely RELEASE AND FOREVER DISCHARGE Lender and its successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, servicers, attorneys, agents and properties, past, present and future, and their respective heirs, successors and assigns (collectively and individually, "Lender Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future, which Borrower Parties have as of the date of this Amendment or may claim to have against Lender Parties arising out of or with respect to any and all transactions relating to the Loan or the Loan Documents occurring on or before the date of this Amendment, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender Parties occurring on or before the date of this Amendment. The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender Parties arising or occurring on or before the date of this Amendment. Borrower Parties understand and agree that the foregoing general release is in consideration for the agreements of Lender contained herein and that they will receive no further consideration for such release.
6.
Further Assurances. Borrower and Guarantors agree to cooperate, adjust, initial, re-execute and redeliver any and all documents including, but not limited to, any notes, loan documents, security agreements, financing statements, guarantees, deeds, affidavits and closing statements deemed necessary in the reasonable discretion of Lender to consummate or complete the transactions contemplated herein, to correct errors or to perfect Lender’s liens or security interests.
7.
Ratification. Except as expressly modified hereby, the terms and conditions of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
8.
Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida without regard to the conflicts of laws principles thereof.
9.
Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by any other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

10.
Documentary Stamp Taxes; Intangible Taxes. This Amendment renews and decreases the principal indebtedness evidenced by the Note. There are no new obligors. Therefore, no additional Florida documentary stamp taxes are due in connection with this Agreement. It is the intent of the parties hereto that the original of the Note shall be attached to this Amendment to comply with the provisions of Florida Statute §201.09. Borrower acknowledges, stipulates, covenants and agrees that Borrower is solely responsible for payment of any and all documentary stamp taxes and intangible taxes with respect to the Loan. In the event that at any time or from time to time the Florida Department of Revenue shall impose any documentary stamp tax, intangible tax, interest, penalties or fines with respect to the Loan or the Loan Documents, Borrower shall pay same immediately upon demand and Borrower shall indemnify, defend and hold Lender harmless of, from and against any and all such documentary stamp tax, intangible tax, interest, penalties or fines, together with all costs of collection thereof.
11.
Miscellaneous.
(i)
A breach or default hereunder shall be an "Event of Default" under Section 8.1 of the Credit Agreement entitling Lender to all of the remedies afforded Lender in Section 8.1 of the Credit Agreement.
(ii)
Borrower, Guarantors and Lender acknowledge that there are no other understandings, agreements or representations, either oral or written, express or implied, with respect to the Loan that are not embodied in the Loan Documents and this Amendment, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of Borrower, Guarantors and Lender with respect to the Loan and that all such prior understandings, agreements and representations are hereby modified as set forth in this Amendment. Except as expressly modified hereby, the terms of the Loan Documents are and remain unmodified and in full force and effect.
(iii)
This Amendment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.
(iv)
Any references to the Credit Agreement or the Loan Documents contained in any of the Loan Documents shall be deemed to refer to the Credit Agreement and the other Loan Documents as amended hereby. This Amendment shall be deemed a "Loan Document" and accordingly, the definition of the term "Loan Documents" appearing in the Loan Documents is hereby amended to include, in addition to the documents already covered thereby, this Amendment. The paragraph and section heading used herein are for convenience only and shall not limit the substantive provisions hereof. All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders. Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.
(v)
Time is of the essence of each of Borrower's and Guarantors’ obligations under this Amendment.
(vi)
All of the Collateral shall remain in all respects subject to the lien, charge and encumbrance of the Loan Documents, and, nothing herein contained and nothing done pursuant hereto shall affect the lien, charge or encumbrance of the Loan Documents or the priority thereof with respect to other liens, charges, encumbrances or conveyances, or release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Loan Documents.
(vii)
If one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the Amendment Effective Date.

BORROWER: HCI GROUP, INC.,

a Florida corporation

By: /s/ James Mark Harmsworth

Name: James Mark Harmsworth
Title: Chief Financial Officer

GUARANTORS: HOMEOWNERS CHOICE MANAGERS, INC.,

a Florida corporation

GREENLEAF CAPITAL, LLC,

a Florida limited liability company

OMEGA INSURANCE AGENCY, INC.,

a Florida corporation

SOUTHERN ADMINISTRATION, INC.,

a Florida corporation

ENCLAVE SERVICES, INC.,

a Florida corporation

GATORS ON THE PASS HOLDINGS LLC,

a Florida limited liability company

JOHN’S PASS MARINA INVESTMENT HOLDINGS LLC,

a Florida limited liability company

PASS INVESTMENT HOLDINGS LLC,

a Florida limited liability company

TV INVESTMENT HOLDINGS LLC,

a Florida limited liability company

SILVER SPRINGS PROPERTY INVESTMENTS, LLC,

a Florida limited liability company

GRISTON CLAIM SERVICES, INC.,

a Florida corporation

HCPCI HOLDINGS, LLC,

a Florida limited liability company

BIG BEND LINCOLN SWC, LLC,

a Florida limited liability company

FMKT MEL OWNER LLC,

a Florida limited liability company

SORRENTO PBX, LLC,

a Florida limited liability company

CENTURY PARK HOLDINGS, LLC,

a Florida limited liability company

GULF TO BAY LM, LLC,

a Florida limited liability company

JP BEACH HOLDINGS LLC,

a Florida limited liability company

HCI INSURANCE ADMINISTRATION SERVICES, INC.,

a Florida corporation

WESTVIEW HOLDINGS, LLC,

a Florida limited liability

By: /s/ James Mark Harmsworth

Name: James Mark Harmsworth
Title: Chief Financial Officer

LENDER: FIFTH THIRD BANK,

NATIONAL ASSOCIATION

By: /s/ Michael J. Schaltz, Jr.

Michael J. Schaltz, Jr., its Managing

Director & Senior Vice President